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                                                                    EXHIBIT 10.7



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                PRODUCT DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

        THIS AGREEMENT is entered into as of the 28th day of February, 1997 (the "Effective Date"), by and between TIMERx Technologies, a division of Penwest, Ltd., a Washington corporation, with principal place of business at 2981 Route 22, Patterson, New York 12563, USA ("TIMERx Technologies"), and SANOFI WINTHROP INTERNATIONAL S.A., a company incorporated under the laws of France, with registered office at 9 rue du President Salvador Allende, 94250 Gentilly, France ("Sanofi").

        A. TIMERx Technologies has developed a controlled-release agent , which agent marketed by TIMERx Technologies under the name and trademark "TIMERx(R)" ("TIMERx") and which is covered by one or more patents, patent applications, know-how and other proprietary technology of which TIMERx Technologies or its affiliates are beneficial owner or authorized users.

        B. Sanofi is a pharmaceutical company that wishes to develop a 24-hour controlled release version of nifedipine in tablet form to be marketed in Europe in the 30mg and 60mg dosage strengths.

        C. TIMERx Technologies has developed a specific formulation of TIMERx which may be combined with nifedipine.

        D. The parties desire to engage in certain development, regulatory and testing activities designed to determine if the formulation of TIMERx combined with nifedipine as developed by TIMERx Technologies is comparable to Adalat LA and is capable of registration. If such activities are successful, the parties desire to allow Sanofi to exclusively manufacture, market and distribute the Designated Product in the Territory defined herein, and Sanofi desires to contract for the supply of its requirements of Formulated TIMERx for use in such manufacture.

        NOW, THEREFORE, the parties hereby agree as follows:

        1.      DEFINITIONS.

        1.1. "ADALAT LA" shall mean 24 hour controlled-release nifedipine manufactured and marketed by BAYER.

        1.2. Affiliate" of TIMERx Technologies and "Affiliate" of Sanofi shall mean and include the entities that, directly or indirectly, own and control the voting of more than 45% of the voting capital shares of such party ("Parent"), or more than 45% of the voting capital shares (or equivalent control) of which is, directly or indirectly,






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owned, and the voting of which is controlled, by such party or its Parent, as of the Effective Date. For purposes of this definition and this Agreement, no Affiliate shall remain such unless it continues to meet the foregoing criteria, and neither Bayer nor Pfizer or their affiliates will qualify as an Affiliate of either party, regardless of any ownership or control relationships.

        1.3. "AGREEMENT" shall mean this agreement and all exhibits attached hereto, which form an integral part hereof.

        1.4. "APPROVAL DATE" shall mean, as to each country in the Territory, the date on which a Designated Product is approved by Regulatory Authority in such country for commercial sale in oral tablet form for administration in humans, pursuant to a Product License Application submitted by or for Sanofi or its Affiliates (a "PLA"), in the name of Sanofi or its Affiliates.

        1.5. "CHEMICAL PRODUCERS' INDEX" shall mean the producers' price index for commodities currently regularly maintained and published by the Bureau of Labor Statistics of the U.S. Labor Department ("BLS") under the group and item name "Chemicals and allied products" and Series ID WPU06, or, if such index is discontinued or substantially restructured, "Chemical Producers' Index" shall mean a successor to such index reasonably acceptable to both parties as a reasonable equivalent or substitute index. For purposes of calculations to be made hereunder, the most recent published index for the reporting period ending most recently prior to the then-current month in which such adjustment is being made hereunder shall be used, even though such index may be designated as "preliminary" and even though it may thereafter be adjusted by the BLS or other entity publishing such index.

        1.6. "CONFIDENTIAL TECHNOLOGY" shall mean all technology that is, at the relevant time hereunder, protected or required to be protected by both parties hereto as confidential information pursuant to Section 8 hereof.

        1.7. "DESIGNATED PRODUCT" shall mean a tablet form of a controlled-release pharmaceutical for oral administration in humans that combines nifedipine with Formulated TIMERx and other excipients in 30mg and 60mg dosage strengths and which conforms in all respects with the Specifications.

        1.8. "DEVELOPMENT PERIOD" shall mean the period from the Effective Date through the earlier of the termination of this Agreement as provided herein or the approval of the Phase II Dissolution Profile Studies by Sanofi pursuant to Section 3.3.

        1.9. "DISSOLUTION PROFILE STUDIES" shall mean the in vitro studies to compare






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                Adalat LA from the Territory to the Designated Product, as more fully described in Exhibit . The "Phase I Dissolution Profile Studies" will be conducted by TIMERx Technologies using Designated Product manufactured by Mylan Pharmaceuticals. The "Phase II Dissolution Profile Studies" will be conducted by Sanofi using Designated Product manufactured by Sanofi.

        1.10. "EXCLUSIVITY PERIOD" shall mean, with respect to each country in the Territory and subject to earlier transformation into non-exclusive rights, as provided in Section 11.2, the period during the License Term until there are no longer any TIMERx Technologies Patents in that country applicable to the Designated Product or, if later, until all of TIMERx Technologies' Confidential Technology provided to Sanofi hereunder has been disclosed without restriction to the public (but in this case, where there are no longer any TIMERx Technologies Patents in that country applicable to the Designated Product, the Exclusivity Period will not last longer in such country than ten years from the later of the first Approval Date or the first Other Governmental Approval Date in any country in the European portion of the Territory).

        1.11. "FORMULATED TIMERx" shall mean TIMERx and certain additives in a formulation which has been developed by TIMERx Technologies specifically for use in the Designated Product and which is referred to by TIMERx Technologies as "TIMERx-N." The Formulated TIMERx will be identical in all respects to TIMERx (also referred to by TIMERx Technologies as "TIMERx-N") to be supplied by TIMERx Technologies to Mylan Pharmaceuticals pursuant to their license agreement calling for registration with the US FDA of the Designated Product using such TIMERx-N.

        1.12. "LICENSE TERM" shall mean the cumulative period covered by the Development Period, the Regulatory Period, and the Marketing Period.

        1.13. "MARKETING PERIOD" shall mean the period (not being a period of more than 20 years from the Effective Date) beginning on the later of the Approval Date or the Other Governmental Approval Date in the particular country and ending on the earlier of:


                1.13.1. the tenth, thirteenth, sixteenth, or nineteenth
                        anniversary of the first Approval Date (or, if later, the first Other Governmental Approval Date) in any country in the Territory, if either party so notifies the other at least one hundred eighty (180) days prior to such anniversary that the Marketing Period will end on such anniversary; or

                        1.13.2. the termination of the License Term and/or this Agreement as






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                        provided herein;

                        provided, however, that the Marketing Period may be ended sooner with respect to a country or group of countries (as indicated in Exhibit 11.2) pursuant to
                        Section 11.3, in which event such country or group shall be deemed thereafter removed from the Territory for all purposes of this Agreement.**

        1.14.   "NET SALES" shall mean *****************************************
                ****************************************************************
                ****************************************************************
                *********

        1.15. "OTHER GOVERNMENTAL APPROVAL DATE" shall mean, as to each country in the Territory, the date on which a Designated Product is approved by all required governmental agencies in such country (other than the Regulatory Authority) for commercial sale in such country.

        1.16. "PER-KILOGRAM PRICE" shall mean ****** for each kilogram of Formulated TIMERx sold hereunder during the three years following the Effective Date, and shall mean, for each kilogram sold thereafter, such ******, subject to upward adjustment if mutually agreed by the parties (which agreement shall not be unreasonably withheld), taking into account changes in the Chemical Producers' Index since the Effective Date.

        1.17. "PIVOTAL PHARMACODYNAMIC STUDIES" shall mean the studies undertaken by Sanofi, as more fully described in Exhibit and designed to support the submission to the Regulatory Authority of a PLA for the Designated Product (whether or not such PLA is ultimately approved).

        1.18. "PRODUCT PRODUCTION TECHNOLOGY" shall mean TIMERx Technologies' rights under the TIMERx Technologies Patents and any and all other patents, patent applications, and other technology and know-how belonging to TIMERx Technologies from time to time during the term of this Agreement that directly relate to, and are necessary for the production of, the Designated Product from Formulated TIMERx supplied by TIMERx Technologies.

        1.19. "PROJECT CONTACT(S)" shall mean the persons appointed by each party to serve as contact persons between the parties during the Development Period and the Regulatory Period. The initial Project Contact for TIMERx Technologies for business matters is Michael T. Mallon, and the initial Project Contact for TIMERx Technologies for technical and






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                scientific matters is Dr. Dileep Bhagwat. The initial Project
                Contact for Sanofi for business matters is Dr. John Buckle, and the initial Project Contact for Sanofi for technical and scientific matters is Dr. Brian Bond (both based at Sanofi Winthrop Ltd., but each of whom have full authority to act as a Project Contact for Sanofi hereunder). Each party shall promptly notify the other party of any substitution of other personnel as its Project Contact(s). Each party may select and supervise its other project staff as needed.

        1.20. "REGULATORY AUTHORITY" shall mean the competent authority for each country of the Territory or for the European Union or for any other relevant grouping of countries in the Territory legally responsible for authorising the sale or supply of medicinal products in that country, Union or grouping of countries as the case may be.

        1.21. "REGULATORY PERIOD" shall mean the period beginning at the end of the Development Period and ending on the earlier of:

                1.21.1. the later of the Approval Date or the Other Governmental
                        Approval Date in all countries of the Territory; or

                1.21.2. the termination of this Agreement as provided herein.

        1.22. "ROYALTIES" shall mean the royalties payable to TIMERx Technologies pursuant to Section 5.5 hereof.

        1.23. "SANOFI IMPROVEMENTS" shall mean any and all improvements, modifications, alterations, or enhancements to any of the inventions covered by the TIMERx Technologies Patents, TIMERx Technologies' Confidential Technology, the Product Production Technology, or the TIMERx Production Technology, that are developed, owned, or controlled by Sanofi or any of its Affiliates or sublicensees at any time during the License Term (to the extent the same are discloseable by Sanofi without violation of duties of confidentiality owed to third parties).

        1.24. "SANOFI TEST AND REGULATORY DATA" shall mean any and all test data, test designs and protocols, clinical studies and results thereof (including without limitation the Phase II Dissolution Profile Studies and the Pivotal Pharmacodynamic Studies and any other studies required by Regulatory Authorities or otherwise prepared by or for Sanofi, more specifically called herein the "Sanofi Clinical Data"), government licenses and applications therefor, government certifications and findings, and







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                related materials, information and rights (including without limitation information regarding any adverse drug reactions), developed, commissioned or otherwise obtained by Sanofi or any of its Affiliates or sublicensees during the term of this Agreement relating to controlled- release nifedipine in 30mg and/or 60mg dosage strengths (to the extent the same are discloseable by Sanofi without violation of duties of confidentiality owed to third parties), TIMERx, Sanofi Improvements, the Designated Product, TIMERx Technologies Patents, Product Production Technology, TIMERx Production Technology and/or TIMERx Technologies' Confidential Technology. For the avoidance of doubt TIMERx Technologies Test and Regulatory Data are excluded from this definition.

        1.25. "SANOFI TRADEMARKS" shall mean trademarks which are the exclusive property of and which will remain at all times the exclusive property of Sanofi or its Affiliates.

        1.26. "SPECIFICATIONS" shall mean, as determined by the context in which such term is used: (i) the description and product specification for the Designated Product set forth in Exhibit 1.26A, together with such variations to the standards and analytical methods agreed by TIMERx Technologies and Sanofi and approved by the Regulatory Authority in the PLA in each country of the Territory (subject to Section 4.8); and/or (ii) the description and product specification for the Formulated TIMERx set forth in Exhibit 1.26B, which are identical to those used or designed to be used in the production of Formulated TIMERx for use in Designated Product for sale outside the Territory by TIMERx Technologies or its licensees, together with such variations to the standards and analytical methods agreed by TIMERx Technologies and Sanofi and approved by the Regulatory Authority in the PLA in each country of the Territory (subject to Section 4.8).

        1.27.   "TERRITORY" shall mean the countries **************************

        1.28. "TIMERx" is a customized blend or blends of homopolysacharides and heteropolysacharides and other additives as exemplified in one or more of the TIMERx Technologies Patents in Exhibit 1.31.

        1.29. "TIMERx IMPROVEMENTS" shall mean any and all improvements, modifications, alterations, or enhancements to any of the inventions covered by the TIMERx Technologies Patents, TIMERx Technologies' Confidential Technology, the Product Production Technology, or the TIMERx Production Technology, that relate to the Designated Product and that are developed, owned, or controlled by TIMERx or any of its






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                Affiliates, sublicensees or subcontractors at any time during the License Term (to the extent the same are discloseable by TIMERx Technologies without violation of duties of confidentiality owed to third parties).

        1.30. "TIMERx PRODUCTION TECHNOLOGY" shall mean TIMERx Technologies' rights under the TIMERx Technologies Patents and any and all other patents, patent applications, and other technology belonging to TIMERx Technologies from time to time during the term of this Agreement that directly relate to, and are necessary for the production of, Formulated TIMERx for use in the Designated Product.

        1.31.   "TIMERx TECHNOLOGIES PATENTS" shall mean:

                1.31.1. those patents, patent applications, and equivalents
                        (such as supplementary protection certificates) in the Territory owned by TIMERx Technologies or its Affiliates in respect of TIMERx and/or Formulated TIMERx required to give effect to this Agreement and as listed in
                        Exhibit 1.31 and all divisions, continuations, reissues, or extensions thereof; and

                1.31.2. TIMERx Technologies' rights under patents in the
                        Territory, if any, obtained and in force during the License Term covering any of TIMERx Technologies' improvements, modifications, alterations, or enhancements to any of the inventions covered by the TIMERx Technologies Patents. The patent issued in Europe under No. 0360562 (but currently on appeal) and any patents in Europe arising therefrom shall be referred to herein as the "'89 Patent"). The pending patent application in the EPO filed August 30,1994 as Application No. 94401925.6 and any patents in Europe arising therefrom shall be referred to herein as the "'94 Application/Patent"). The '89 Patent and the '94 Application/Patent are sometimes referred to collectively herein as the "Principal Patents."

        1.32. "TIMERx TECHNOLOGIES TEST AND REGULATORY DATA" shall mean any and all test data, test designs and protocols, clinical studies and results thereof, government licenses and applications therefor, government certifications and findings, and related materials, information and rights (including without limitation information regarding bioavailability and bioequivalence, and any adverse drug reactions), developed, commissioned or otherwise obtained by TIMERx Technologies or any of its Affiliates, sublicensees or subcontractors during the term of this Agreement relating to Formulated TIMERx, Designated Product, controlled-release nifedipine in 30mg and/or 60mg dosage strengths,







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                TIMERx Technologies Patents, Product Production Technology,
                and/or TIMERx Production Technology (to the extent the same are discloseable by TIMERx Technologies without violation of duties of confidentiality owed to third parties), together with all intellectual property and other rights and interests of TIMERx Technologies and its Affiliates thereto and therein in the Territory. For the avoidance of doubt Sanofi Test and Regulatory Data are excluded from this definition.

        1.33. "TIMERx TRADEMARK(S)" shall mean those names, symbols and or characters described in Exhibit 1.33 hereto, as the same may be amended from time to time during the term of this Agreement by TIMERx Technologies on at least six (6) months' prior written notice to Sanofi, that are owned and registered (or are registrable) by TIMERx Technologies and that have been designated by it for use in conjunction with Sanofi's packaging and promotion of the Designated Product hereunder, pursuant to
                Section 5.2.

2.      GRANT OF LICENSE AND TRANSFER OF TECHNOLOGY.

        2.1. TIMERx Technologies hereby grants to Sanofi a license under the TIMERx Technologies Patents and TIMERx Technologies' Confidential Technology disclosed to Sanofi hereunder and to all TIMERx Improvements, to manufacture, use and sell and register the Designated Product in the Territory during the License Term. Subject to Section 7.3, such license shall be exclusive for such purposes in each country during the Exclusivity Period for that country, and otherwise shall be nonexclusive. TIMERx Technologies hereby grants to Sanofi a nonexclusive license under the Product Production Technology to make and have made the Designated Product in the Territory during the License Term using Formulated TIMERx supplied by TIMERx Technologies or produced pursuant to the license under Section 7.6. Such licenses do not extend to the making of TIMERx or Formulated TIMERx, those matters being covered by Section 7.6. Sanofi shall have the right to grant sublicenses of its rights hereunder to any Affiliate(s) of Sanofi (and this Agreement shall thereby be binding upon and inure to the benefit of such Affiliate within the area of such sublicense), but shall otherwise have no right to grant sublicenses hereunder without the prior written consent of TIMERx Technologies in its discretion. TIMERx Technologies will, throughout the License Term, promptly notify Sanofi of all TIMERx Technologies Patents referred to in Subsection 1.31.2 and provide Sanofi with access to all of the same and to other TIMERx Improvements, solely for use within the scope of the license stated in this section.








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        2.2.    TIMERx Technologies hereby grants Sanofi a nonexclusive, paid-up license, with right to sublicense as stated in Section 2.1, under all rights of TIMERx Technologies and its Affiliates in and to the TIMERx Technologies Test and Regulatory Data to use the same for purposes of complying with governmental requirements, but solely with respect to the Designated Product for marketing or use in the Territory. TIMERx Technologies hereby consents to Sanofi's and its permitted sublicensees' cross-referencing, in any PLA or other governmental filings made by them within the scope of such license, any ANDA, NDA or other PLA filing made or drug master file created by TIMERx Technologies or its Affiliates relating to or containing any of the TIMERx Technologies Test and Regulatory Data. The license and rights under this section shall survive any termination or expiration of the term of this Agreement, except a termination under Section 11.4 due to an uncured breach by Sanofi. TIMERx Technologies will, throughout the License Term and solely for use within the scope of the license stated in this section, provide to Sanofi on request access to all of the TIMERx Technologies Test and Regulatory Data in or coming into TIMERx Technologies' possession or otherwise reasonably available to it.

        2.3. TIMERx Technologies will at its expense exert reasonable efforts to make knowledgeable personnel reasonably available within thirty (30) days from the later of the Effective Date or Sanofi's written request, to consult with Sanofi to the extent necessary to enable Sanofi to produce Designated Product for Sanofi and its Affiliates pursuant to this Agreement. The parties understand and agree that Sanofi's performance under this Agreement depends upon the communication of the Product Production Technology, and that, if for any reason, it is not possible to transfer such technology to Sanofi, this will not lead to liability on Sanofi's part. The Product Production Technology will be deemed to have been successfully transferred upon the satisfactory completion of the Phase II Dissolution Profile Studies.

3.      DEVELOPMENT AND REGULATORY PERIODS.

        3.1. In consideration of TIMERx Technologies' entering into this Agreement, Sanofi shall pay TIMERx Technologies upon the Effective Date a nonrefundable initial fee of ********.

        3.2. During the Development Period, TIMERx Technologies will exert all its reasonable efforts to complete the Phase I Dissolution Profile Studies and Sanofi will cooperate in such effort. ********** Phase I Dissolution Profile Studies (as more fully described in Exhibit 1.9), Sanofi will pay TIMERx Technologies a milestone fee of **********.







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        3.3.    During the Development Period, Sanofi will exert all its
                reasonable efforts to complete the Phase II Dissolution Profile Studies as soon as is practicable, and TIMERx Technologies will cooperate in such effort. ********** Phase II Dissolution Profile Studies (as more fully described in Exhibit 1.9), Sanofi will pay TIMERx Technologies a milestone fee of **********.

        3.4. Each party's Project Contact(s) will provide written reports to the other party's Project Contact(s) at least monthly throughout the Development Period and the Regulatory Period, stating in detail all efforts made and in process, and all significant progress achieved and difficulties encountered in the reporting party's portion of the development effort or regulatory efforts, as the case may be, since the last such report. Each of the Project Contacts will also be available throughout the Development Period and the Regulatory Period to answer any reasonable questions from the other party's Project Contacts, as appropriate.

        3.5. Sanofi will supply to TIMERx Technologies, without charge, all Adalat LA and Designated Product reasonably required to support the development effort by TIMERx Technologies during the Development Period (other than Designated Product for the Phase I Dissolution Profile Studies, which shall be supplied by TIMERx Technologies at its expense), and TIMERx Technologies shall provide at its own expense all Formulated TIMERx reasonably required for such effort.

        3.6. Throughout the Development Period and the Regulatory Period, the parties' Project Contacts and other relevant personnel (as determined in good faith by each party) shall attend project meetings to be held quarterly or on such other basis as may be mutually agreed. The sites for such meetings will alternate between Patterson, N.Y. and Guildford, Surrey (which is the location of Sanofi's Affiliate, Sanofi Winthrop Limited ("Sanofi Winthrop"), which will be the Sanofi branch with the closest relationship to this Agreement). Each party shall bear its own expenses of its personnel's travel, lodging and meals incurred in connection with attending such quarterly meetings. Each party shall bear its own expenses for all activities during the Development Period and the Regulatory Period, except that, if TIMERx Technologies personnel travel outside the Patterson, New York area during the Development Period or the Regulatory Period at the request of Sanofi and for the convenience of Sanofi, other than to attend such meetings, Sanofi shall bear all of the reasonable travel, lodging and meal expenses for such personnel, and if Sanofi personnel travel outside the Guildford, Surrey area during the Development Period or the Regulatory Period at the request of TIMERx Technologies and for the convenience of TIMERx Technologies, other than to attend such meetings, TIMERx Technologies







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                shall bear all of the reasonable travel, lodging and meal
                expenses for such personnel.

4.      OTHER REGULATORY PERIOD PROVISIONS.

        4.1. Promptly following approval by Sanofi of the Phase II Dissolution Profile Study for the Designated Product pursuant to
                Section 3.3 above, the Regulatory Period will begin. Sanofi will, during the Regulatory Period, exert all its reasonable efforts to perform the ********** and TIMERx Technologies will cooperate in such effort. As to scheduling, the parties understand that *************.

        4.2. Subject to completion by Sanofi of the **********, Sanofi will exert all its continuing reasonable efforts to obtain and retain marketing approval for the Designated Product throughout the Territory, including, at its expense, the preparation and filing during and after the Regulatory Period of PLAs for the Designated Product with the relevant Regulatory Authorities throughout the Territory, and the prosecution of the same successfully to the granting of marketing approvals from such authorities for the Designated Product. As the term is used in this Section 4, the exertion of all Sanofi's reasonable efforts will mean that (i) Sanofi will exert on a continuing basis such reasonable efforts as would be normal for sponsors or applicants for regulatory approval of drugs under PLAs generally, and (ii) this project will receive a priority at least as high as any of Sanofi's other generic drug development efforts (if such a priority would lead to the exertion of greater efforts than those described in clause (i)).

        4.3. Each party will cooperate with the other throughout the Regulatory Period and may at its discretion provide to the other party all information in or coming into its possession or reasonably available to it which it considers useful to support the goals of the Regulatory Period. Without prejudice to its obligations under this Agreement, each party understands and agrees that the other does not warrant or commit that the Designated Product will be successfully developed, nor that, if developed, that it will be successfully registered in any county or countries, and neither party shall have any liability or responsibility to the other or to third parties for any such failure of the development process hereunder.

        4.4. In addition to the fees payable in Section 3.1, 3.2, and 3.3, and in consideration of TIMERx Technologies' entering into this Agreement, Sanofi agrees to pay TIMERx Technologies the following non-refundable fees:




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                4.4.1   a milestone fee payable within ********** in the
                        Territory, in the amount of **********; and

                4.4.2 another milestone fee, also in the amount of **********, payable within ********** in the Territory.

        4.5. Except as otherwise provided in this Section 4, each party shall bear its own expenses for all activities during the Regulatory Period, provided, however that TIMERx Technologies shall provide to ************, and reasonable quantities of Designated Product ********** for purposes of comparing therewith the Designated Product manufactured by Sanofi in dissolution profile testing and finished product quality control testing, and provided further, however, that Sanofi shall provide at its own expense all other Designated Product and other materials and manufacturing and testing services reasonably required to support the testing and certification effort.

        4.6 Except as provided in Section 4.7, Sanofi shall be responsible for, and hereby agrees to conduct or arrange for, at Sanofi's expense, all testing and studies during the Regulatory Period, including as to efficacy, bioavailability, bioequivalence, and safety and any other necessary testing, in connection with the development, manufacture and marketing of the Designated Product, and for compliance with all requirements imposed by any Regulatory Authority or otherwise by the government of any country in the Territory with respect to the Designated Product provided that TIMERx Technologies shall have promptly and throughout the Regulatory Period provided to Sanofi all necessary information in or coming into TIMERx Technologies' possession and available to it in support of the completion of such testing.

        4.7 If one or more Regulatory Authorities, following Sanofi's filing of a PLA with it or them, require additional tests or studies, ******************************* (i.e., ************), *****
                ************* shall be borne entirely by Sanofi, within the context and limits of its agreement hereunder to exert all reasonable efforts to obtain marketing approval for the Designated Product.

        4.8 It is understood and agreed that the Specifications for Formulated TIMERx for Designated Product to be sold in the United Kingdom and outside the United Kingdom shall be the same, because this will be required for the technically satisfactory production, regulatory approval, and exploitation of the Designated Product. Accordingly, in no event will Sanofi permit the Designated Product to be certified for sale anywhere in the Territory on any other basis, unless TIMERx Technologies has consented thereto in writing after detailed consultation







                                       12
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                with Sanofi. It is understood, however, that the Regulatory
                Authority in the respective countries of the Territory may require differing tests and certificates of analysis on the Formulated TIMERx to be provided hereunder with respect to Designated Products to be sold in those countries, and in such event the parties shall agree on how to proceed.

        4.9 Sanofi's Project Contacts will provide written reports to TIMERx Technologies' Project Contacts, as appropriate, at least monthly throughout the Regulatory Period, stating in detail all efforts made and in process, and all significant progress achieved and difficulties encountered in the certification effort since the last such report. Sanofi's Project Contacts will also be available throughout the Regulatory Period to answer any reasonable questions from TIMERx Technologies' Project Contacts, as appropriate.

5.   MARKETING PERIOD.

        5.1. Subject to the granting of all necessary governmental approvals or concurrences to sell the Designated Product, Sanofi hereby agrees, during the Marketing Period, to use all continuing reasonable efforts to market and sell the Designated Product throughout the portion of the Territory for which its sale has been approved.

        5.2 Sanofi will manufacture and package the Designated Product in accordance will all applicable laws and regulations in the Territory. Provided that the TIMERx Trademarks remain registered in the countries listed in Exhibit 1.33, and that TIMERx Technologies undertakes reasonable efforts to protect and defend the same in such countries, Sanofi agrees to market the Designated Product in conjunction with the appropriate TIMERx Trademark(s), and as provided below in this Section, and in association, if Sanofi so desires in any country of the Territory, with a Sanofi Trademark.

                5.2.1 Sanofi acknowledges that all TIMERx Trademarks and all rights therein or registrations thereof, worldwide, shall belong exclusively to TIMERx Technologies, and TIMERx Technologies shall use all reasonable efforts to obtain and maintain registrations for the TIMERx Trademarks in the countries of the Territory. All use of the TIMERx Trademarks as contemplated in this Agreement by Sanofi shall accrue to the benefit of TIMERx Technologies. Sanofi shall make no use of any of the TIMERx Trademarks except to identify and promote the Designated Product as contemplated hereunder for sale in the Territory. Sanofi shall not continue using the TIMERx Trademarks after







                                       13
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                        termination or expiration of this Agreement, nor after
                        the removal or alteration of any such TIMERx Trademark from Exhibit , except to complete sale of reasonable quantities of inventory of the Designated Product on hand at the time of termination or expiration, or at the time of such removal or alteration.

                5.2.2 Sanofi shall cooperate with TIMERx Technologies, at TIMERx Technologies' request and at TIMERx Technologies' expense, to protect the interest of TIMERx Technologies in the TIMERx Trademarks, and shall neither attempt to register nor authorize others to register the TIMERx Trademarks without the prior written consent of TIMERx Technologies in each instance. Sanofi shall promptly inform TIMERx Technologies of any actual or apparent infringement of any TIMERx Trademarks or other intellectual properties of TIMERx Technologies which may come to Sanofi's attention during the term hereof.

                5.2.3 Sanofi shall use all appropriate notices of trademark status of the TIMERx Trademarks, including the "TM" designation (or the (R) symbol for registered marks), in all labeling and promotional materials and shall otherwise conform with all policies and notices of TIMERx Technologies' rights in the marks and for the protection of the TIMERx Trademarks, including without limitation the inclusion of an appropriate footnote acknowledging the use of the TIMERx Trademark(s) under license.

                5.2.4 Samples of the Designated Product and any advertising, promotional materials or packaging related thereto shall be provided by Sanofi to TIMERx Technologies at least thirty days prior to the first use or sale thereof, and at other times upon the reasonable written request of TIMERx Technologies. Sanofi shall use its reasonable commercial endeavours to present drafts (or their equivalents) of such items for the written approval of TIMERx Technologies, which approval shall not be unreasonably withheld, prior to the initial use thereof (or, where this is not possible prior to such initial use, then as soon as possible thereafter). So long as the TIMERx Trademark is registered in the Territory, TIMERx Technologies shall have the right to enter into Sanofi's facilities up to once a year at times agreed by the parties and/or to take other appropriate methods to check the quality of the Designated Product manufactured or offered by Sanofi, from time to time during the term of this Agreement after reasonable prior notice to Sanofi. If at any time or times TIMERx Technologies determines that the quality of the Designated Product manufactured or offered by Sanofi, or the packaging or promotional materials therefor, does not comply with TIMERx Technologies standards as communicated from time to time to Sanofi, TIMERx Technologies, at its option (and as its only remedy as to trademark matters), shall have the right to suspend or prohibit the use of the TIMERx Trademark(s), provided that TIMERx Technologies has given Sanofi a written notice thereof and a period of 60 days to bring them up to TIMERx Technologies' standards; provided further, however, that TIMERx Technologies need not give such opportunity to cure any deficiency that has been the subject of more than two such notices on prior occasions during the preceding twelve months.

        5.3. Except for sales to Sanofi or its Affiliates hereunder, and subject also to the provisions of Section 7.3, TIMERx Technologies agrees that it shall not directly or indirectly, during the Exclusivity Period for any country in the Territory, sell or market the Designated Products or the Formulated TIMERx (for use in the Designated Product) in such country or knowingly for export into such country, provided that Sanofi understands that TIMERx Technologies may not have effective means to control where the Designated Products or Formulated TIMERx are ultimately sold or used after being sold by TIMERx Technologies or its licensees; provided, however, that nothing herein shall, without any objectively justified reason, require TIMERx Technologies (i) to refuse to meet unsolicited orders from users or resellers outside the Territory who would market the Designated Products or Formulated TIMERx within the Territory or
                (ii) to make it difficult for users or resellers to obtain the Designated Products or Formulated TIMERx in accordance with applicable law from other resellers within the European Union, or in particular to prevent users or resellers from obtaining outside or from putting on the market in the Territory Designated Products or Formulated TIMERx which have been lawfully put on the market within the European Union by TIMERx Technologies, or with its consent.

        5.4 Subject to Section 7.3, Sanofi shall have no right to sell the Designated Products directly or indirectly in or knowingly for export to any area other than the Territory, and Sanofi hereby agrees that neither it nor its Affiliates shall do so or attempt to do so, whether directly or indirectly, provided that TIMERx Technologies understands that Sanofi may not have effective control over where the Designated Products are ultimately sold or used after being sold by Sanofi or its Affiliates; provided, however, that nothing herein shall, without any objectively justified reason, require Sanofi or its Affiliates (i) to refuse to meet unsolicited orders from users or resellers in the Territory who would market the Designated Products within that part of the European Union outside of the Territory or (ii) to make it difficult for users or resellers to obtain the






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                Designated Products in accordance with applicable law from other resellers within the European Union, or in particular to prevent users or resellers from obtaining outside or from putting on the market in the Territory Designated Products which have been lawfully put on the market within the European Union by TIMERx Technologies, or with its consent.

        5.5 In consideration of TIMERx Technologies' entering this Agreement and of the grant of the licenses by TIMERx Technologies hereunder, Sanofi hereby agrees to pay to TIMERx Technologies Royalties equal to ********************************************
                ***************************************************************
                ***************************************************************
                ***************************************************************
                ************************************************.


        5.6 All Royalties payable pursuant to this Agreement shall be due quarterly within 60 days following the end of each calendar quarter for Net Sales in such calendar quarter. Each such payment of Royalties shall be accompanied by a statement of Net Sales for the quarter and the calculation of Royalties payable hereunder, including an itemization of the quantities of the two dosage strengths sold. All Royalties and all other amounts payable under this Agreement will bear interest at the rate of 1 1/2% per month or the maximum legal rate, whichever is less, from the date due through the date of payment. Sanofi shall keep and shall cause its Affiliates to keep complete, true and accurate records for the purpose of showing the derivation of all Royalties payable to TIMERx Technologies under this Agreement. TIMERx Technologies shall have the right to have such records inspected, copied and audited no more than one a year by an independent expert during reasonable business hours upon reasonable prior written notice to Sanofi or any of its Affiliates, respectively. Any such audit shall be at the expense of TIMERx Technologies, unless the audit reveals that, with respect to the period under audit, less than 97% of the Royalties due to TIMERx Technologies hereunder have been paid, in which event Sanofi shall pay or reimburse TIMERx Technologies for the reasonable expenses of such audit, in addition to TIMERx Technologies' other remedies for such underpayment. The parties shall reasonably agree from time to time as to whether Royalties and other amounts payable under this Agreement shall be collected on a local or centralised basis, provided that the basis of collection will not reduce the net amounts ultimately realized by TIMERx Technologies.

        5.7 All monies due to TIMERx Technologies under this Agreement shall be paid in United States Dollars to TIMERx Technologies in Patterson, New York, USA. ********** preceding the date of payment for the conversion of local currency to United States Dollars as published by The Wall Street Journal (or if it ceases to be published, a comparable publication to be agreed upon by the parties) or, for those countries for which such







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                average exchange rate is not published by The Wall Street
                Journal, the exchange rate fixed on the fifth day prior to the date of payment as promulgated by the appropriate United States governmental agency as mutually agreed upon by the parties.

6.      SUPPLY OF FORMULATED TIMERx.

        6.1. It is understood and agreed that an established source of supply of the Formulated TIMERx for use in the Designated Product in accordance with the Specifications will be required for technically satisfactory exploitation of the rights granted hereunder. Accordingly, except as provided in Section 6.2, and subject to the other provisions hereof, TIMERx Technologies will supply Sanofi and its Affiliates with quantities of Formulated TIMERx sufficient to meet their reasonable requirements thereof during the Marketing Period, and Sanofi shall purchase all of its and its Affiliates' requirements for TIMERx from TIMERx Technologies during such period. The price for each kilogram of Formulated TIMERx sold hereunder shall equal the applicable Per-Kilogram Price multiplied by the kilograms purchased.
                ************************************************************
                **********. If at any time during the term of this Agreement the value of the French franc depreciates by more than ********** during period of at ********** in comparison to the exchange rate fixed at the Effective Date, TIMERx Technologies may review accordingly the price at which the Formulated TIMERx is supplied to Sanofi.

        6.2 If TIMERx Technologies, for reasons of force majeure, fails or is unable to supply Sanofi with its and its Affiliates' requirements of Formulated TIMERx during the Marketing Period pursuant to Section 6.1, TIMERx Technologies shall grant Sanofi a nonexclusive license to manufacture Formulated TIMERx under the TIMERx Production Technology, and shall make knowledgeable personnel available at the expense of TIMERx Technologies (up to a maximum of ******) to consult with Sanofi, all to the extent necessary to enable Sanofi to produce Formulated TIMERx (from the appropriate raw materials) that would otherwise have been supplied by TIMERx Technologies or an alternate supplier hereunder for Sanofi and its Affiliates in connection with the production of the Designated Product pursuant to this Agreement. TIMERx Technologies will provide as much prior notice to Sanofi of any failure described in this section as the circumstances permit. In such event Sanofi shall pay to TIMERx Technologies, in addition to the Royalties under Section 5.5,****** of Formulated TIMERx produced, converted to Designated Product and sold by Sanofi hereunder, *************************************.

        6.3 The following provisions shall be applicable to the situation described in Section 6.2:







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                6.3.1   Sanofi shall maintain all information and technology
                        delivered to Sanofi pursuant to such Section, whether orally or in writing, in strictest confidence and shall use such information and technology only for the purpose of producing the Formulated TIMERx for its own use and the use of its Affiliates and permitted sublicensees (if any) in connection with this Agreement.

                6.3.2 Sanofi acknowledges that, in doing the foregoing, TIMERx Technologies will not be providing a "turnkey" operation. Rather, TIMERx Technologies will only be required to make available to Sanofi the best standard of knowledge and information then available to TIMERx Technologies and directly used in its or its Affiliate's or licensee's manufacture of the Formulated TIMERx. TIMERx Technologies will not be required to prepare, provide or obtain any information not then in its possession, nor to adapt any of the knowledge or information provided to the particular plant or manufacturing location of Sanofi, including without limitation any local legal, licensing, or environmental considerations. If any professional licenses, visas, or other permits are required for any of the consulting to be provided by TIMERx Technologies' or its Affiliates' or licensees' personnel, Sanofi shall so inform TIMERx Technologies and Sanofi shall bear the costs of obtaining the same.

                6.3.3. Without prejudice to TIMERx Technologies' obligations under this Agreement, neither TIMERx Technologies nor its Affiliates or licensees will be responsible for any failure of Sanofi or its personnel to understand or properly to implement such knowledge and information or for any materials made by any party other than TIMERx Technologies or such respective Affiliate or licensee using such knowledge and information, except where such failure to understand results from the negligence or willful misconduct of TIMERx Technologies.

                6.3.4. If TIMERx Technologies' non-delivery of the Formulated TIMERx as described in Section 6.2 resulted in whole or in part from a temporary inability to produce and deliver the same, and TIMERx Technologies gives ****************************** that TIMERx Technologies will again be able and willing to supply the Formulated TIMERx and demonstrates to Sanofi's reasonable satisfaction that TIMERx Technologies is so able and willing to supply the Formulated TIMERx on a long-term basis, TIMERx Technologies will, upon the agreement of both parties (which agreement will not be withheld unreasonably), resume the supply of the Formulated TIMERx hereunder, it being understood that







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                        Sanofi will be entitled to exhaust its work in process
                        and any inventory of Formulated TIMERx ****************

        6.4 All sales of Formulated TIMERx hereunder shall be F.O.B. Patterson, N.Y., and Sanofi shall bear all transportation, insurance, taxes, duties, and other costs and risks of loss, spoilage and damage associated with shipping and delivery to Sanofi or its Affiliates. All payments by Sanofi to TIMERx Technologies pursuant to this Section 6 will be made in US dollars within thirty (30) days of receipt by Sanofi of TIMERx Technologies' invoice, by direct bank transfer to such account of TIMERx Technologies as TIMERx Technologies shall from time to time notify Sanofi.

        6.5 TIMERx Technologies shall perform routine quality control tests with respect to all Formulated TIMERx as required by the applicable Regulatory Authority and any additional quality control tests as TIMERx Technologies deems necessary in accordance with its applicable policies. No other or special tests by TIMERx Technologies will be required, unless and to the extent that Sanofi establishes that the same are required in order to obtain or maintain a Regulatory Authority or other governmental license to market the Designated Product in the Territory. The parties will reasonably and timely agree in a separate quality control agreement upon quality control, quality assurance, and inspection testing procedures and responsibilities as required by applicable regulations.

        6.6 If Sanofi considers any such shipment not to conform to the applicable Specifications for the Formulated TIMERx, Sanofi shall notify TIMERx Technologies in accordance with the quality control agreement referenced in Section 6.5 and provide TIMERx Technologies with the relevant analysis. TIMERx TECHNOLOGIES' SOLE OBLIGATION AND SANOFI'S EXCLUSIVE REMEDY FOR ANY SUCH NONCONFORMITY THAT IS EITHER DETECTED, OR THAT WOULD HAVE BEEN DETECTABLE THROUGH PROPER APPLICATION OF THE STANDARD QUALITY CONTROL PROCEDURES IN THE INDUSTRY, SHALL BE AS FOLLOWS:

                        i) TIMERx Technologies shall at its own expense accept return, or cause its supplier to accept return, of any shipment not accepted, or else reimburse Sanofi for the cost of disposal or destruction; and

                        ii) TIMERx Technologies shall replace the non-conforming shipment as quickly as possible with conforming Formulated TIMERx and reconstitute, ******, the inventory of Formulated TIMERx pursuant to Section 6.9 below.





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        6.7     While TIMERx Technologies is supplying Formulated TIMERx
                hereunder to Sanofi, TIMERx Technologies shall, after receipt of reasonable prior notice, give duly accredited representatives of Sanofi access at all reasonable times during regular business hours to TIMERx Technologies' or its Affiliate's plant in which the Formulated TIMERx is being produced, and (if and to the extent Sanofi establishes that it must have such access in order to obtain or maintain a Regulatory Authority or other governmental license to market the Designated Product) to the plant of any licensee in which the Formulated TIMERx is being produced, in up to two visits per year. In addition, TIMERx Technologies will use all its reasonable efforts to obtain the permission of any such licensee for other access to such licensee's plant as may be reasonably requested by Sanofi.

        6.8 Sanofi shall, within three months following the filing by Sanofi of each PLA with each Regulatory Authority for the Designated Product, submit to TIMERx Technologies Sanofi's best estimate of its requirements for Formulated TIMERx in the six month period following the later of the Approval Date or the Other Governmental Approval Date in the applicable country, which estimates will be subject to firm order pursuant to Section 6.9.

        6.9 Sanofi shall deliver to TIMERx Technologies a firm written order stating its (and/or its Affiliates') requirements for Formulated TIMERx to be used for production of the Designated Product for commercial use or sale no less than **** in advance of the requested delivery date therefor. All such firm orders shall be non-cancellable by Sanofi. TIMERx Technologies will supply quantities within **** following receipt of Sanofi's firm written order therefor. TIMERx Technologies shall have no obligation to supply Sanofi with quantities during any quarter in excess of **** of the highest quantity estimated in Sanofi's estimates for that quarter pursuant to Section 6.10. TIMERx Technologies, will supply to Sanofi an inventory of **** production requirements of Formulated TIMERx for Sanofi and its Affiliates, based on Sanofi's projections given under Section
                6.10 for the **** extending beyond the **** firm ordering period (but not in excess of **** of Sanofi's actual firm order volume for such firm order period). TIMERx Technologies will bear the costs of this **** inventory of Formulated TIMERx to be held by Sanofi at its own storage facilities (at Sanofi's costs and risk as to storage), by not invoicing Sanofi for the price of such inventory (unless and until the inventory is finally depleted).

        6.10 At least **** before Sanofi and/or its Affiliates begin commercial sale of the Designated Product, Sanofi shall deliver to TIMERx Technologies a written, non-binding estimate of all requirements of Formulated TIMERx






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                during the following ****. Sanofi will deliver to TIMERx
                Technologies updates to such estimates on or before the first day of each January, April, July and October thereafter, which updates may revise estimates previously submitted, and will add estimates for additional months so that each such estimate covers the **** period following the end of the firm-order period (that is, the **** after the month in which such estimates are made), it being understood, however, that as to ****, Sanofi may give such estimates on an aggregated quarterly or semi-annual basis.

        6.11 Pursuant to the terms of Exhibit 6.11, each party shall promptly notify the other of any fact, circumstance, condition or knowledge dealing with TIMERx or the Designated Product of which the Party becomes aware that bears upon the safety or efficacy of TIMERx or the Designated Product or as to any adverse drug reaction (whether or not due to a defect in the Designated Product or the Formulated TIMERx). Each party shall immediately notify the other of any inspection or audit relating to TIMERx, Formulated TIMERx, or the Designated Product by any governmental regulatory authority in the Territory. If a representative of the governmental authority takes samples in connection with such audit or inspection, the parties shall immediately provide each other, as appropriate, with samples from the same batch. The party in receipt of such notice will provide the other party within 72 hours, with copies of all relevant documents, warning letters and other correspondence and notifications as such other party may reasonably request. TIMERx Technologies and Sanofi agree to cooperate with each other during any inspection, investigation or other inquiry by a Regulatory Authority or other governmental entity, including providing information and/or documentation, as requested by the Regulatory Authority, or other governmental entity. To the extent permissible, TIMERx Technologies and Sanofi also agree to discuss any responses to observations or notifications received and to give the other party an opportunity to comment on any proposed response before it is made. In the event of disagreement concerning the content or form of such response, Sanofi shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities and TIMERx Technologies shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited activities. Each party shall inform the other of all comments and conclusions received from the governmental authority.

7.      OWNERSHIP AND OTHER LICENSES.

        7.1. Except as otherwise explicitly licensed or transferred as provided herein, each party will, as between it and the other party hereto, retain






                                       21
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                ownership of any and all inventions, copyrights, trade marks, trade secrets, patent rights and other technology and rights to the extent conceived or developed by its personnel or contractors (other than the other party hereto) pursuant to this Agreement. Neither party makes any grant of rights by implication. TIMERx Technologies will retain ownership in (but Sanofi shall have the right to use within the scope of its licenses) the Phase I Dissolution Profile Studies and Sanofi will retain ownership (but TIMERx Technologies shall have the right to use within the scope of, and as limited by, its licenses thereto under Section 7.8) Sanofi Test and Regulatory Data and its PLAs.

        7.2 Except as otherwise provided herein, each party shall be responsible, as it shall determine, for the filing and prosecution of any and all patent applications with respect, in whole or in part, to its own intellectual property and for the maintenance of any available patent protection with respect thereto; provided however, that neither party commits that any such patent protection will be available or continuous hereunder, but TIMERx Technologies shall exert, as to the Territory, all reasonable efforts to secure and to maintain in force patent protection under the Principal Patents.

        7.3 Notwithstanding Section 2.1, Sanofi understands and agrees that TIMERx Technologies and/or its other licensee(s) may, during the Exclusivity Period, supply the Designated Product within any country in the Territory, so long as it does so following the fifth anniversary of the first time the Designated Product is put on the market anywhere in the European Union and in response to unsolicited orders and does not pursue an active policy of putting the Designated Product on the market in such country(ies) during the Exclusivity Period. Similarly, Sanofi will have the right to supply the Designated Product within any country in the European Union that is not part of the Territory, so long as it does so in response to unsolicited orders and does not pursue an active policy of putting the Designated Product on the market in such country(ies), and so long as it does so following such fifth anniversary with respect to any areas in which TIMERx Technologies has at any time granted another entity distribution rights with respect to the Designated Product.

        7.4 Sanofi acknowledges that TIMERx Technologies, for itself and for others, applies, and will seek to apply, TIMERx to products other than the Designated Product. No provision hereof, and no exclusivity hereunder, shall prevent TIMERx Technologies from so applying TIMERx or Formulated TIMERx, so long as the end product is not the Designated Product in the Territory hereunder.

        7.5 Sanofi hereby grants to TIMERx Technologies a nonexclusive, paid-up







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                license under any and all patents, patent applications, and other intellectual property rights of any sort in the Territory owned or controlled and licensable by Sanofi or its Affiliates, to make, have made, use and sell Formulated TIMERx during the License Term, if and to the extent such license is necessary for TIMERx Technologies to do so as agreed hereunder, for the purposes of manufacturing, having manufactured and supplying the Formulated TIMERx to Sanofi hereunder, including without limitation any and all Sanofi Test and Regulatory Data.

        7.6 Subject to and conditional upon the failure or continuing inability of TIMERx Technologies to meet Sanofi's and its Affiliates' requirements for Formulated TIMERx for reasons of force majeure as provided in Section 6.2, TIMERx Technologies grants to Sanofi a nonexclusive license under the TIMERx Production Technology to make and have made the Formulated TIMERx during the License Term (subject to Section 6.3.4) solely for use in manufacturing the Designated Product as permitted hereunder. Sanofi shall have no right to grant sublicenses of its rights hereunder except to an Affiliate of Sanofi without the prior written consent of TIMERx Technologies, in its discretion.

        7.7 Sanofi hereby grants to TIMERx Technologies a nonexclusive, paid-up, worldwide license, with right to sublicense, under any and all Sanofi Improvements and any and all patents, patent applications, trade secrets, copyrights, and other intellectual property rights of any sort covering the Sanofi Improvements, to make, have made, use and sell any products or services using or based upon TIMERx or related technology, other than the Designated Product in the Territory during the License Term. Sanofi will, throughout the License Term, promptly notify TIMERx Technologies of all Sanofi Improvements and provide TIMERx Technologies with access to all of the same, solely for use within the scope of the license stated in this section; provided that the exercise of any patents covering any Sanofi Improvements shall, except as stated in Section 7.5, require the payment to Sanofi of a reasonable fee or royalty.

        7.8 Sanofi hereby grants TIMERx Technologies a nonexclusive, paid-up (except as noted below in this section) license, with right to sublicense, under all rights of Sanofi and its Affiliates in and to the Sanofi Test and Regulatory Data to use the same for purposes of complying with regulatory or other governmental requirements of any country, other than with respect to the Designated Product for marketing or use in a country in the Territory during the Exclusivity Period in such country. Such licensed use of Sanofi Clinical Data shall require prior notice to Sanofi and its consent thereto, which consent shall not be unreasonably withheld or delayed, and such license shall also require ********** so used






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


                (payable only once hereunder, regardless of the number of uses or areas involved) if and to the extent any of the Sanofi Clinical Data is used under this license; provided, however that no such fee shall be payable if the only use of the Sanofi Clinical Data is in connection with attempts to secure regulatory approval for the Designated Product in a country or countries which were once in the Territory but as to which Sanofi has, for any reason, abandoned its efforts to secure such approval. Sanofi hereby agrees to make the Sanofi Test and Regulatory Data available to TIMERx Technologies which may in turn make the same available to sublicensees for use by them in respect of any Abbreviated New Drug Application ("ANDA"), New Drug Application ("NDA"), PLA, or other governmental filings made by them within the scope of such license. The license under this section shall survive any termination or expiration of the term of this Agreement, except a termination under Section 11.4 due to an uncured breach by TIMERx Technologies. Sanofi will, throughout the License Term and solely for use within the scope of the license stated in this section, provide to TIMERx Technologies on request access to all of the Sanofi Test and Regulatory Data in or coming into Sanofi's possession or otherwise reasonably available to it.

        7.9 Each party agrees to mark and to have marked by its sublicensees every product manufactured, used or sold by it or its sublicensees in accordance with applicable laws relating to the marking of patented articles with notices of patent.

8.      CONFIDENTIALITY.

        8.1. In the course of performance under this Agreement or during the discussions leading thereto, a party may disclose, or may have disclosed, in writing, orally or by demonstration or sample, to the other party confidential information belonging to such party or entrusted to it by a supplier or licensee, which information is marked or stated in writing at or within 30 days after its disclosure to be "confidential" or "trade secret" information. All such confidential information disclosed by a party shall be maintained in confidence by the other and will not be used by the other party for any purpose except as authorized hereunder. Each party shall exercise, and shall cause its Affiliates, sublicensees, and consultants to exercise, a reasonable degree of care and at least the same degree of care as it uses to protect its own confidential information of similar nature to preserve the confidentiality of such information disclosed by the other party. Each party shall safeguard such information against disclosure to third parties, including without limitation employees and persons working or consulting for such party that do not have an established, current need to know such information for purposes authorized under this Agreement. This obligation of confidentiality does






                                       24
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                not apply to information and material:

                8.1.1. that were properly in the possession of the receiving party, without any restriction on use or disclosure, prior to receipt from the other party, each party acknowledging that the other very likely already has information that is relevant to this Agreement;

                8.1.2. that are at the time of disclosure hereunder in the public domain by public use, publication, or general knowledge;

                8.1.3. that become general or public knowledge through no fault of the receiving party or its Affiliates following disclosure hereunder;

                8.1.4. that are properly obtained by the receiving party from a third party not under a confidentiality obligation to the disclosing party hereto; or

                8.1.5. to the extent the same are required to be disclosed by order of any court or governmental authority; provided, however, that the receiving party shall use its best efforts to give the disclosing party prior notice of any such disclosure so as to afford the disclosing party a reasonable opportunity to seek, at the expense of the disclosing party, such protective orders or other relief as may be available in the circumstances.

        8.2 Neither party shall make any public announcement or other publication regarding this Agreement (whether as to the existence or terms hereof) or the development work or project hereunder or the results thereof without the prior, written consent of the other party, which consent shall not be unreasonably withheld; provided that the foregoing shall not prohibit any disclosure which, in the opinion of counsel to the disclosing party, is required by any applicable law or by any competent governmental authority. In no event shall either party make any disclosure of any such results before a patent application has been filed with respect thereto, except upon the prior written approval of the other party.

9.      INFRINGEMENT.

        9.1. TIMERx Technologies shall exert all reasonable efforts to monitor and to attempt to stop any infringements by third parties of any patent included within the Principal Patents and shall promptly inform Sanofi of any such suspected infringements or of any of the other TIMERx






                                       25
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                Technologies Patents or the infringement or misappropriation of the Product Production Technology or the TIMERx Production Technology by a third party of which it becomes aware, to the extent such infringement involves the manufacture, use or sale of the Designated Product in a country in the Territory during the Exclusivity Period for such country ("Covered Infringement"). Sanofi shall exert reasonable efforts to monitor the marketplace and shall promptly inform TIMERx Technologies of any suspected infringement of any of the TIMERx Technologies Patents or infringement or misappropriation of the Product Production Technology or the TIMERx Production Technology of which it becomes aware, whether or not the same involves a Covered Infringement.

        9.2 If the suspected infringement or misappropriation does not involve a Covered Infringement, TIMERx Technologies may take, or refrain from taking, any action it chooses, with or without notice to Sanofi, and Sanofi shall have no right to take any action with respect to such suspected infringement or misappropriation, nor to any recoveries with respect thereto. If the suspected infringement or misappropriation involves a Covered Infringement, TIMERx Technologies shall, within 120 days of the first notice referred to in Section 9.1, inform Sanofi whether or not TIMERx Technologies intends to institute suit against such third party with respect to a Covered Infringement, it being understood that any failure of TIMERx Technologies to bring any such suit shall only lead to the consequences stated in Section 9.7 if such failure is a breach of TIMERx Technologies' duty of reasonable efforts stated in Section 9.1. Sanofi will not take any steps toward instituting suit against any third party involving a Covered Infringement until TIMERx Technologies has informed Sanofi of its intention pursuant to the previous sentence.

        9.3 TIMERx Technologies shall notify Sanofi of any suit that it institutes against a third party with respect to a Covered Infringement. If Sanofi does not agree to join in such suit as provided in Section 9.4, TIMERx Technologies may bring such suit on its own and shall in such event bear all costs of, and shall exercise all control over, such suit. TIMERx Technologies may, at its expense, bring such action in the name of Sanofi and/or cause Sanofi to be joined in the suit as a plaintiff. Recoveries, if any, whether by judgment, award, decree or settlement, shall belong solely to TIMERx Technologies.

        9.4 If TIMERx Technologies notifies Sanofi that it intends to institute suit against such third party with respect to a Covered Infringement together with a description of all of the material information available to TIMERx Technologies with respect thereto, and Sanofi notifies TIMERx Technologies within 30 days after receipt of such notice and description





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                that Sanofi desires to institute suit jointly, the suit shall be brought jointly in the names of both parties and all costs thereof shall be borne equally. Recoveries, if any, whether by judgment, award, decree or settlement, shall, after the reimbursement of each of TIMERx Technologies and Sanofi for its share of the joint costs in such action, be shared between TIMERx Technologies and Sanofi equally.

        9.5 If TIMERx Technologies notifies Sanofi that it does not intend to institute suit against such third party with respect to a Covered Infringement, Sanofi may institute suit on its own.
                ***************************************************************
                **************************************************************
                **************************************************************
                ***************************************************************
                ****************** substantial relief, whether in the form of an injunction, a declaration that the third party was infringing, or in the form of damages in excess of Sanofi's costs incurred in connection with such suit. Otherwise, Sanofi may ****** as such reimbursements. Recoveries, if any, whether by judgment, award, decree or settlement covered by this section, shall belong solely to Sanofi.

        9.6 Should either TIMERx Technologies or Sanofi commence a suit under the provisions of this Section 9 and thereafter elect to abandon the same, it shall give timely notice to the other party, who may, if it so desires, be joined as a plaintiff in the suit (or continue as such if it is already one) and continue prosecution of such suit, provided, however, that the sharing of expenses and any recovery of such suit shall be as agreed upon between TIMERx Technologies and Sanofi.

        9.7 In no event shall Sanofi's monetary remedies for any breaches or deficiencies in TIMERx Technologies' performance of its obligations under this Section 9 or under Section 7.2, regardless of the number or severity thereof, exceed the rebate of one-third of the Royalties that would otherwise be due to TIMERx Technologies under Section 5.5 with respect to Net Sales made in or to the country or countries to which such breaches or deficiencies relate, unless such breaches or deficiencies lead to a result described in Exhibit 5.5 , in which case that Exhibit shall apply as stated in Section 5.5.

10.     REPRESENTATIONS, WARRANTIES AND INDEMNITIES.

        10.1. Each party represents and warrants to the other that, to the best of its current knowledge, it has the full right and authority to enter into this Agreement and to grant the licenses granted herein.

        10.2 TIMERx Technologies represents and warrants that it or its Affiliates are the beneficial owner of the TIMERx Technologies Patents, the TIMERx Trademarks, and the TIMERx Production Technology, and that it is duly







                                       27
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                authorized to grant license rights to Sanofi thereunder, and under the Product Production Technology, pursuant to this Agreement. TIMERx Technologies represents and warrants that the Designated Product is within one or more claims of the TIMERx Technologies Patents.

        10.3 TIMERx Technologies represents and warrants that the Specifications for the Designated Product describe a Designated Product which:

                10.3.1. to the extent of TIMERx Technologies' current knowledge, will not infringe upon the intellectual property rights of any third party, nor, to such knowledge of TIMERx Technologies, will the registration, manufacture, sale or promotion of such Designated Product so infringe; and

                10.3.2 will not infringe upon the patents in the Territory of any third party which were issued or published prior to September 19, 1989 and which disclose an oral tablet, time-release form of nifedipine dosage or delivery system, other than: (i)**********; or (ii) **********.

        10.4 TIMERx Technologies represents and warrants that (i) the Formulated TIMERx to be supplied by it to Sanofi hereunder shall conform to the Specifications therefor at the point of delivery;
                (ii) the Designated Product to be manufactured by Mylan Pharmaceuticals and to be used by TIMERx Technologies in the Phase I Dissolution Profile Studies shall conform to the Specifications for the Designated Product when so used; and
                (iii) the Designated Product to be manufactured by Mylan Pharmaceuticals and to be provided to Sanofi by TIMERx Technologies pursuant to Section 4.5 shall conform to the Specifications when so provided.

        10.5 In no event shall Sanofi's monetary remedies or TIMERx Technologies' damages for any breaches of TIMERx Technologies' obligations under Section 10.3.2, regardless of the number or severity thereof, exceed the rebate of the Royalties theretofore paid to TIMERx Technologies under Section 5.5 with respect to Net Sales made in or to the country or countries to which such breaches relate.

        10.6 TIMERx Technologies represents and warrants that it has, or has access to, annual manufacturing capability to manufacture quantities of the Formulated TIMERx at least equivalent to the quantities required for Sanofi to produce quantities of the Designated Product sufficient to meet ******, as stated in
                Exhibit 11.2.






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        10.7    TIMERx Technologies represents and warrants to Sanofi that it has obtained, and will at all times during the term of this Agreement hold and comply with, all licenses, permits and authorizations necessary to perform this Agreement and to test, manufacture, market, and export the Formulated TIMERx as now or hereafter required under any applicable statutes, laws, ordinances, rules and regulations of the United States. Sanofi represents and warrants to TIMERx Technologies that it has obtained, and will at all times during the term of this Agreement hold and comply with, all licenses, permits and authorizations necessary to perform this Agreement and to test, manufacture, market, export the Designated Product or Formulated TIMERx in the Territory, and to import Formulated TIMERx into the Territory from the United States, as now or hereafter required under any applicable statutes, laws, ordinances, rules and regulations of any applicable governments and governmental entities in the Territory.

        10.8 THE FOREGOING WARRANTIES IN THIS SECTION 10 ARE IN LIEU OF, AND THE PARTIES EACH DISCLAIM, ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR ARISING BY LAW, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY (i) BY TIMERx TECHNOLOGIES AS TO THE PATENTABILITY, VALIDITY, OR SCOPE OF ANY TIMERx TECHNOLOGIES PATENTS, TIMERx TECHNOLOGIES' CONFIDENTIAL TECHNOLOGY, TIMERx IMPROVEMENTS, PRODUCT PRODUCTION TECHNOLOGY, TIMERx PRODUCTION TECHNOLOGY, OR TIMERx TECHNOLOGIES TEST AND REGULATORY DATA, NOR AS TO THE UTILITY, EFFICACY, NONTOXICITY, SAFETY OR APPROPRIATENESS OF TIMERx OR THE DESIGNATED PRODUCT; OR (ii) BY SANOFI AS TO THE PATENTABILITY, VALIDITY, OR SCOPE OF ANY SANOFI IMPROVEMENTS OR SANOFI TEST AND REGULATORY DATA, NOR AS TO THE UTILITY, EFFICACY, NONTOXICITY, SAFETY OR APPROPRIATENESS OF ANY PRODUCTS MADE THEREFROM.

        10.9 TIMERx Technologies shall indemnify, defend and hold Sanofi and its Affiliates and sublicensees harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to:

                10.9.1. *******************************************************
                        ***** Product;

                10.9.2. a breach of TIMERx Technologies' warranty under Section
                        10.1,

                        10.2 or 10.3.1;

                10.9.3. a breach of TIMERx Technologies' warranty under Section
                        10.6, except as otherwise provided in Section 6.2, in the circumstances there stated;

                10.9.4. any failure of the Formulated TIMERx manufactured by
                        TIMERx Technologies or its alternate supplier (but not by Sanofi under Section 6.2), as delivered to Sanofi hereunder to conform to the applicable Specifications or the negligent or defective manufacture by TIMERx Technologies of the Formulated TIMERx; or

                10.9.5 any failure of TIMERx Technologies to comply with its obligation under Section 6.11 to notify Sanofi of any information coming into TIMERx Technologies' possession and bearing on the safety of TIMERx or the Designated Product, and not arising from any other aspect of the Designated Product or its formulation, development, supply, production, manufacture, sale, delivery, distribution or use, nor from any act or omission of Sanofi with respect to the Designated Product or with respect to any Formulated TIMERx following its delivery to Sanofi hereunder. TIMERx Technologies shall also indemnify, defend and hold Sanofi and its Affiliates and sublicensees harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to a breach of TIMERx Technologies' warranty under Section
                        10.3.2 (subject, however to Section 10.5), provided, however, that if TIMERx Technologies reasonably believes that it may have committed any such breaches, it may at its election terminate the License Term upon thirty (30) days' notice to Sanofi with respect to any Designated Product with respect to sales thereof that could add to the size of its exposure under Section 10.5; provided, however, that if TIMERx Technologies so terminates the License Term under this sentence, Sanofi's remedies will not be limited by Section 10.5 as to claims arising from, in connection with, based upon, by reason of, or relating in any way to, such situation.

        10.10 Sanofi shall indemnify, defend and hold TIMERx Technologies harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to: (i) the supply, registration, production, manufacture, sale, delivery, distribution or use of the Designated Product, except for any matters which are covered by TIMERx Technologies' indemnities under Section 10.9; (ii) a breach of Sanofi's warranty under Section 10.1; or (iii) any





                                       30
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                failure of Sanofi to comply with its obligation under Section
                6.11 to notify TIMERx Technologies of any information coming into Sanofi's possession and bearing on the safety of TIMERx or the Designated Product.

        10.11 Notwithstanding anything to the contrary set forth elsewhere herein, neither Sanofi nor TIMERx Technologies shall be obligated to indemnify the other party for claims or liabilities to the extent arising from such other party's negligence, intentional misconduct, or breach of its duties, obligations, warranties or representations set forth herein or those of its Affiliates, sublicensees or assigns.

        10.12 Whenever indemnification is provided for a party under this Agreement, such right of indemnification shall extend also to the indemnified party's Affiliates, officers, directors, shareholders, successors, assigns, agents, employees, and insurers to the extent the same become subject to such claim in such capacity. The party seeking indemnification shall provide the indemnifying party with written notice of any claim or action within ten (10) days of its receipt thereof, and shall afford the indemnifying party the right to control the defense and settlement of such claim or action. The party seeking indemnification shall provide reasonable assistance to the indemnifying party in the defense of such claim or action. If the defendants in any such action include both Sanofi and TIMERx Technologies and either party concludes that there may be legal defenses available to it which are different from, additional to, or inconsistent with, those available to the other, that party shall have the right to select separate counsel to participate in the defense of such action on its behalf, and such party shall thereafter bear the cost and expense of such separate defense. Should the indemnifying party determine not to defend such claim or action, the other party shall have the right to maintain the defense of such claim or action and the indemnifying party agrees to provide reasonable assistance to it in the defense of such claim or action. Neither party shall settle any such claim or action in a way that prejudices or adversely impacts the other party to this Agreement without the prior approval of such other party (which approval shall not be unreasonably withheld).

        10.13 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT (OTHER THAN SECTION 8, SECTION 9.7, SECTION 10.5,
                SECTION 10.9, AND SECTION 10.10), NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCES BE LIABLE FOR CLAIMS FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS OR SAVINGS, ARISING FROM ANY BREACH OF WARRANTY OR THE PERFORMANCE OR BREACH OF ANY PROVISION OF THIS







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                AGREEMENT OR THE USE OR INABILITY TO USE TIMERx, THE DESIGNATED
                PRODUCT, TIMERx TECHNOLOGIES PATENTS, TIMERx TECHNOLOGIES' CONFIDENTIAL TECHNOLOGY, PRODUCT PRODUCTION TECHNOLOGY, TIMERx PRODUCTION TECHNOLOGY, TIMERx TECHNOLOGIES TEST AND REGULATORY DATA, SANOFI IMPROVEMENTS, OR SANOFI TEST AND REGULATORY DATA.

11.     TERM AND TERMINATION.

        11.1 The term of this Agreement shall begin on the date set forth above and shall, unless earlier terminated as provided herein, continue until the end of the License Term.

        11.2 TIMERx Technologies may at its option transform the Exclusivity Period in a country (or group of countries, as so designated in Exhibit 11.2) into a period for the balance of the License Term, in which Sanofi's rights will be nonexclusive, if Sanofi fails to sell at least the minimum sales volumes stated in Exhibit
                11.2 in such country or group (as indicated in Exhibit 11.2), for any of the periods stated. Such option shall be exercised by TIMERx Technologies, if at all, by written notice to Sanofi given during the 120 days following TIMERx Technologies' receipt of Sanofi's report of sales indicating that any such minimum sales volume was not met during the applicable period.

        11.3 If Sanofi fails to meet at least ***** of the minimum sales volumes specified in Exhibit 11.2 with respect to any country or group of countries (as indicated in Exhibit 11.2) for any of the periods stated in such Exhibit, TIMERx Technologies may at its option elect to terminate the Marketing Period and the License Term with respect to that country or group upon the delivery of written notice to Sanofi, delivered on or prior to the 90th day after the later of the end of such period or TIMERx Technologies' receipt of a report from Sanofi reporting such failure.

        11.4 In the event that either party materially breaches any of the terms, conditions or agreements contained in this Agreement to be kept, observed or performed by it, then the other party may terminate this Agreement, at its option and without prejudice to any of its other legal or equitable rights or remedies, by giving the party who committed the breach (i) in the case of breach of obligations other than the payment of money, 60 days' notice in writing, unless the notified party within such 60-day period shall have cured the breach, and (ii) in the case of breach of an obligation for the payment of money, 20 days' notice in writing, unless the notified party within such 20-day period shall have cured the

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                breach, including any required payment of interest on previously unpaid amounts as set forth herein.

        11.5 This Agreement will automatically terminate if either party files for protection under applicable bankruptcy laws, becomes insolvent, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has such petition filed against it.

        11.6 Any sublicenses granted by Sanofi under this Agreement shall provide for termination or assignment to TIMERx Technologies, at the option of TIMERx Technologies, of Sanofi's interest therein upon termination of this Agreement.

        11.7 Following any expiration or termination of the License Term, or of the Exclusivity Period in any country, the license to TIMERx Technologies under Section 7.8 shall be thereafter extended to include (in addition to its coverage as stated in such section) the use of Sanofi Test and Regulatory Data for purposes of complying with governmental requirements with respect to the Designated Product for marketing or use in the Territory, or in such country as to which the Exclusivity Period has expired or terminated.

        11.8 Sanofi's obligations regarding payment of Royalties accrued as of the date of termination, TIMERx Technologies' rights under Sections 7.7 and 7.8 (except if this Agreement is terminated due to an uncured breach on the part of TIMERx Technologies), and Sanofi's rights under Section 2.2 (except if this Agreement is terminated due to an uncured breach on the part of Sanofi), and the provisions of Sections 8, 10, and 12, hereof shall survive any expiration or termination of this Agreement.

12.     MISCELLANEOUS.

        12.1. This Agreement incorporates the Exhibits referenced herein. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

        12.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns; provided, however, that except as part of the transfer of all or substantially all assets (which, as to TIMERx Technologies, shall refer to the assets of its division of Penwest, Ltd.) to a single buyer or pursuant to a merger or

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                other corporate reorganization (other than a sale by either party to Bayer or Pfizer or any of their affiliates):

                12.2.1 TIMERx Technologies shall not delegate or subcontract any of its obligations during the Development Period, and

                12.2.2 Sanofi shall not assign or delegate its rights or obligations hereunder at any time, without the prior written consent of the other party hereto. Notwithstanding the foregoing, either party may assign or delegate all or part of its rights and obligations hereunder to its Affiliates without the prior written consent of the other party (but such assignment or delegation shall require that the other party be given notice thereof).

        12.3. All notices, requests or other communication provided for or permitted hereunder shall be given in writing and shall be hand delivered or sent by facsimile, reputable courier or by registered or certified mail, postage prepaid, return receipt requested, to the address set forth on the signature page of this Agreement, or to such other address as either party may inform the other of in writing. Notices will be deemed delivered on the earliest of transmission by facsimile, actual receipt or three days after mailing as set forth herein.

        12.4 Any terms of this Agreement may be amended, modified or waived only in a writing signed by both parties.

        12.5 If any provision of this Agreement shall be held invalid, illegal or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the parties' fundamental intentions hereunder, and the remaining provisions shall not be affected or impaired.

        12.6 Nothing herein contained shall constitute this a joint venture agreement or constitute either party as the partner, principal or agent of the other, this being an Agreement between independent contracting entities. Neither party shall have the authority to bind the other in any respect whatsoever. Except as provided herein, nothing contained in this Agreement shall be construed as conferring any right on either party to use any name, trade name, trademark or other designation of the other party hereto, unless the express, written permission of such other party has been obtained.

        12.7 In the event that either party hereto is prevented from carrying out its obligations under this Agreement by events beyond its reasonable control, including without limitation acts of God or government, natural disasters or storms, fire, political strife, labor disputes, failure or delay of transportation, default by suppliers or unavailability of parts, then such party's performance of its obligations hereunder shall be excused during the period of such event and for a reasonable period of recovery thereafter, and the time for performance of such obligations shall be automatically extended for a period of time equal to the duration of such event or events; provided, however, that the other party may, at its election, terminate this Agreement upon 120 days' prior notice to the party affected by such events, unless such events cease to prevent such affected party's performance hereunder during such 120-day period.

        12.8 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of England without regard to its conflict of laws rules.

        12.9 Any dispute or difference, other than a question relating to patent validity, between the parties arising out of or in connection with this Agreement shall be resolved by arbitration conducted in the English language in London, England before a panel of three arbitrators under the administration and then-current rules of the London Court of International Arbitration, or other rules or administration as the parties may agree. The arbitrators shall apply to the merits of the dispute or claim the provisions of this Agreement, and in case of silence of such provisions, the laws of England. The prevailing party in any such proceeding shall be entitled to an award of its reasonable attorneys' fees and other costs, including the fees and expenses of the arbitrators and the London Court of International Arbitration, provided that the same may be apportioned between the parties by the arbitrators if they determine that each party has prevailed in part. The arbitral award shall be binding and conclusive on both parties and may be enforced in any court of competent jurisdiction. Notwithstanding the foregoing, either party may, on good cause shown, seek a temporary restraining order and/or a preliminary injunction from a court of competent jurisdiction, to be effective pending the institution of the arbitration process and the deliberation and award of the arbitration panel.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and acknowledge this Agreement as of the date first written above.


SANOFI WINTHROP                                    TIMERx TECHNOLOGIES
INTERNATIONAL S.A.



By /s/ C. Perol, Jr.                               By /s/ John V. Talley, Jr.
   ----------------------------                       -------------------------
   Head of Corporate                                  Its President

Address:                                           Address:
   9 rue du President Salvador Allende                2981 Route 22
   94250 Gentilly, France                             Patterson, N.Y.  12563
   FAX: ____________________                          FAX: (914) 878-3420
   Attn: Directeur Juridique                          Attn: John V. Talley, Jr.

                                                   cc: PENWEST, LTD.
                                                      777 - 108th Ave. N.E.,
                                                      Suite 2390
                                                      Bellevue, WA  98004-5193
                                                      Attn:  General Counsel

                                   EXHIBIT 1.9

                       Dissolution Profile Studies Design


Phase I:

Representative samples of Adalat LA or equivalent from the Territory will be provided by Sanofi to TIMERx Technologies for in vitro dissolution testing (USP Type III - 30% PEG - 15cpm). The studies will be completed and these data will be provided to Sanofi by TIMERx Technologies within thirty days after receipt of such representative samples from all of the countries in the Territory.

Phase II:

Sanofi will conduct similar studies in the UK, using Designated Product manufactured by Sanofi and samples of Adalat LA or equivalent from the Territory.

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            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS




                                  EXHIBIT 1.17

                         Pivotal Pharmacodynamic Studies


[CONFIDENTIAL:]


Pharmacokinetic Study

********** study comparing the ********** . The actual treatments compared will be ********** . The study is likely to be performed in a hospital in the area of Newcastle upon Tyne, England, under the control of Sanofi Winthrop.


Clinical Study

********** comparing the ********** . There will be ********** . Patients will then receive ********** . The study is likely to be conducted by an independent Clinical Research Organization under the control of Sanofi Winthrop.

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            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS



                                  EXHIBIT 1.26A

                      Specifications for Designated Product

CONFIDENTIAL
              NIFEDIPINE
              EXTENDED-RELEASE TABLETS
              30 MG

I.      DESCRIPTION

        A brown film-coated, 3/8" round, biconvex beveled edge tablet with "M" imprinted on one side in black ink. **********

        Each Tablet contains **********

II.     TESTS

                A.      IDENTIFICATION -**********

                B.      DRUG RELEASE -**********


                C. UNIFORMITY OF DOSAGE UNITS -********** Conforms to USP criteria for compressed tablets.

                D.      ASSAY -**********

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            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS


EXHIBIT 1.26A CONTINUED


CONFIDENTIAL  NIFEDIPINE EXTENDED-RELEASE TABLETS
             60 MG: TENTATIVE SPECIFICATIONS


SPECIFICATION #:        SPEC. 94T019D-01:0.0

PRODUCT NAME:           TIMERxO Nifedipine XL 60mg Tablets

MASTER FORMULA #:       94T019D-01:0


TEST                                      SPECIFICATIONS
----                                      --------------

GRANULATION:

BLEND UNIFORMITY                          ********** .

CORES:
-----

APPEARANCE                                Glossy red round biconvex tablets.

HARDNESS                                  **********

COATED TABLETS:

APPEARANCE                                Round red biconvex tablets.

IDENTIFICATION                            **********

UNIFORMITY OF DOSAGE UNITS                **********

ASSAY                                     **********
RELATED COMPOUNDS
                                          **********

DISSOLUTION                               **********








(1)  British Pharmacopeia **********

            CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS


                                  EXHIBIT 1.26B

                      Specifications for Formulated TIMERx

CONFIDENTIAL

SPECIFICATION #:            SPEC. 32001.2

PRODUCT:                    TIMERx(R)-N

INVENTORY#:                 32001


TEST                           METHOD           SPECIFICATIONS

APPEARANCE                     **********       Off-white free flowing granules
IDENTIFICATION                 **********       Forms firm, rubbery gel
VISCOSITY                      **********       **********
pH                             **********       **********
LOSS ON DRYING                 **********       **********
LOOSE DENSITY                  **********       **********
   (BULK DENSITY)
TAPPED DENSITY                 **********       **********
AVERAGE PARTICLE SIZE          **********       **********
MICROBIAL LIMIT TEST           **********
   Total plate count                            **********
   Pathogens                                    **********
   **********                                   NMT 500/g


(1) EC specification **********

                                  EXHIBIT 1.31

                           TIMERx Technologies Patents



"Directly Compressible Sustained Release Excipient", issued as EP patent No. 0360562, subject to opposition proceeding (patent upheld by EPO Opposition Division -- now under appeal).

Pending Patent in Ireland, entitled "Directly Compressible Sustained Release Excipient", filed September 18, 1989 as Application No. 2968/89.

Pending Patent in EPO, entitled "Sustained Release Heterodisperse Hydrogel Systems for Insoluble Drugs", filed August 30, 1994 as Application No. 94401925.6.

PCT filing entitled "Sustained Release Excipient", filed in US/PCT March 21, 1995 under number PCT/US95/03825.

Pending Patent in EPO, entitled "Sustained Release Excipient", filed April 21, 1995 as Application No. 95914917.0.

                                  EXHIBIT 1.33

                                   Trademarks


TIMERx(R) Oral Delivery System

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             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                         ASTERISKS DENOTE SUCH OMISSIONS


                                   Exhibit 5.5

                                   **********


I. The Royalties otherwise provided for in Section 5.5********** of the Designated Product made in a country ********** :

(1)    ***********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
Following the expiration of patent protection for all claims *****************

(2)     ***********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
Following the expiration of patent protection for all claims ***************** is on the market in such country.

(3)     Following the *********************************************************
*******************************************************************************
*******************************************************************************
********************************************************************************
********************************************************************************
For purposes of the foregoing "Competing Generic Product" shall mean a drug that meets all of the following criteria: (A) it is a 30mg or 60mg (as applicable) once-a-day form of nifedipine considered substitutable for Adalat LA; (B) it has been fully approved for commercial sale in oral solid-dosage form for administration in humans by the relevant Regulatory Authority(ies) and has received all required Other Governmental Approval(s) in such country; (C) it is not marketed in such country under the brand "Adalat" or "Adalat LA"; and (D) it is not marketed or co-marketed by Sanofi, any of its Affiliates, or under a license or sublicense or other arrangement from or with Sanofi or its Affiliates or sublicensees in any tier.



II. If all claims ********** country, or if issued as a patent in such country, **********************************************************************
*******************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************
*******************************************************************************
********************************************************************************
********************************************************************************

                                  EXHIBIT 6.11

          Pharmacovigilance and other Regulatory Reporting Requirements


                        PROCEDURES FOR PHARMACOVIGILANCE

                SANOFI WINTHROP PROCEDURES FOR PHARMACOVIGILANCE


INTRODUCTION


The purpose of these procedures is to confirm the pharmacovigilance responsibilities of Sanofi and TIMERx with respect of the marketing of the Product in the UK.

CONTACT WITH THE MCA


Sanofi shall be responsible for all contact with the MCA regarding safety issues. The contact name from SANOFI for this purpose will be the Medical Director.


DEFINITIONS


Adverse Event (ADE)     Any untoward medical occurrence in a patient or clinical
                        investigation subject administered a medicinal product which does not necessarily have a causal relationship with this treatment.

Adverse Reaction (ADR)  An event which is harmful and unintended and where a relationship with a medicinal product cannot be excluded.

Serious                 An adverse event/reaction that :

                        a. is fatal or immediately life threatening
                        b. is incapacitating
                        c. results in permanent or significant disability or
                        d. requires or prolongs hospitalisation
                        e. requires medical or surgical intervention to present
                           those mentioned above (a, b, c, d)
                        f. congenital anomaly.


Labelled                Consistent with the SPC for the Product

Unlabelled              Inconsistent with SPC for the Product

SAE                     Serious Adverse Event


MINIMUM DETAILS REQUIRED FOR AN ADR REPORT


There are :          Suspected drug
                     Details of suspected reaction
                     Specific patient with at least one of the following known (sex, age/dob, identifier, lab test, patient history)
                     Identifiable health care professional source
                     (doctor, dentist, coroner, pharmacist or nurse).

1. PROVISION OF ADR/ADE REPORTS TO THE MCA BY SANOFI WINTHROP UK


--------------------------------------------------------------------------------------------------------------------------
                                                                                Timeframe from date
                                          Country of       Type                 of receipt1 by Sanofi   Format      Method
                                           Origin                               Winthrop UK
                                                                                (calendar Days)
--------------------------------------------------------------------------------------------------------------------------

Confirmed2   Spontaneous   ADR               UK            All Serious                   15             CSM form      Post
Reports 3,4,5                                EEC           All Serious                   56             CIOMS I       Post
                                             Non EEC       Serious & Unexpected          56             CIOMS I       Post

Published Case Reports of ADRs 2,3,4         UK            All Serious                   30             CSM form      Post
                                             EEC           All Serious                   56             CIOMS I       Post
                                             Non EEC       Serious & Unexpected          56             CIOMS I       Post

--------------------------------------------------------------------------------------------------------------------------
Post Authorisation Studies                   UK            All Serious Events*           15             CSM form      Post
                                             EEC           All Serious Events*           56             CIOMS I       Post
                                             Non EEC       All Serious Events*           56             CIOMS I       Post
                                                           (*excluding unrelated)

--------------------------------------------------------------------------------------------------------------------------

1  Date of receipt of minimum details for reporting an ADR

2  Confirmed by identifiable health care professional

3  Minimum details for an ADR report

4 Possible causal association will be assumed unless specifically stated as unrelated/excluded by reporter

5 If reporter states unrelated, report does not meet criteria for an ADR, unless Pharmacovigilance disagrees

6 In order to comply with "the 15 days" rule to the MCA, from receipt within the company Worldwide.

--------------------------------------------------------------------------------

2. PROVISION OF UK ADR/ADE INFORMATION TO TIMERx TECHNOLOGIES BY SANOFI WINTHROP UK


------------------------------------------------------------------------------------------------------------------------------
                                                                             Timeframe from date
                                       Country of       Type                 of receipt1 by Sanofi   Format        Method
                                        Origin                               Winthrop UK
                                                                             (calendar Days)
------------------------------------------------------------------------------------------------------------------------------


Confirmed2    Spontaneous    ADR          UK          Serious                        5                CSM form      Fax & Post
Reports 3,4,5                             UK          Non-Serious                   60                IRF           Fax & Post

Published Case Reports submitted to       UK          Serious                       30                CSM form      Post
MCA
------------------------------------------------------------------------------------------------------------------------------

Post Authorisation Studies                UK          Serious adverse effects        5                CSM form      Fax & Post
                                                      (excluding unrelated)

------------------------------------------------------------------------------------------------------------------------------
ASPPs received from MCA6                  UK          Serious                       30                ASPP          Post

------------------------------------------------------------------------------------------------------------------------------


1  Date of receipt of minimum details for reporting an ADR

2  Confirmed by identifiable health care professional

3  Minimum details for an ADR report

4 Possible causal association will be assumed unless specifically stated as unrelated/excluded by reporter

5 If reporter states unrelated, report does not meet criteria for an ADR, unless Pharmacovigilance disagrees

6 ASPP (Anonymised Single Patient Print) represents spontaneous ADR sent directly to MCA by doctor, dentist or coroner

--------------------------------------------------------------------------------

3. RECEIPT OF SAFETY INFORMATION BY SANOFI WINTHROP UK FROM TIMERx TECHNOLOGIES



----------------------------------------------------------------------------------------------------------------------
                                                                           Timeframe from date
                                  Country of     Type                      of receipt1 by Sanofi  Format      Method
                                   Origin                                  Winthrop UK
                                                                           (calendar Days)
----------------------------------------------------------------------------------------------------------------------

Spontaneous ADR Reports              All         Serious                         10               CIOMS I        Post1


Published ADR Case Reports           All         Serious                         10               CIOMS I        Post1

----------------------------------------------------------------------------------------------------------------------
Post Authorisation Studies           All         Serious adverse                 10               CIOMS I        Post1
                                                 effects Events
                                                 (excluding unrelated)

----------------------------------------------------------------------------------------------------------------------
Periodic Safety Updates (PSU)        All         3See below                      60               PSU2           Post
                                                                           (of data lock)         (CIOMS II)

----------------------------------------------------------------------------------------------------------------------


1  Only by fax if 10 day time frame cannot be met by post.

2 Every 5 years based on international birthdate or at specific request of MCA. If newly registered, every 6 months for 24 months and then annually for 3 years until renewal.

3 Content and format as described in Notice to Applicants, Chapter V - Section 3, Periodic Safety Update Reports.

--------------------------------------------------------------------------------

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              CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                         ASTERISKS DENOTE SUCH OMISSIONS



                                  EXHIBIT 11.2

                               Minimum **********

                       Minima are stated below **********
                           and refer to the **********
                      in each country or group of countries

                 Time periods are measured from first day of the
              Marketing Period in the country (or, where a group of
                           countries is listed below,
    from the first day of the Marketing Period in any country in such group)


COUNTRY OR GROUP          FIRST YEAR           SECOND YEAR   THIRD YEAR
----------------          ----------           -----------   ----------

**********                **********              120           175

**********                **********            1,540         2,320

**********                **********              220           335

**********                **********            2,150         2,300

(which shall for purposes
hereof be a group of countries)



Minima for the Fourth Year and each subsequent year in each country or group shall equal the higher of (i) the number stated above for the Third Year or (ii)
********************************************************************************
**********.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                         ASTERISKS DENOTE SUCH OMISSIONS



             AMENDMENT NO. 1 TO THE PRODUCT DEVELOPMENT, LICENSE AND
          SUPPLY AGREEMENT OF 28 FEBRUARY 1997 BETWEEN SANOFI WINTHROP
                      INTERNATIONAL AND TIMERx TECHNOLOGIES


BETWEEN

TIMERx Technologies, a division of Penwest Ltd., a Washington corporation, with principal place of business at 2981 Route 22, Patterson, New York 12563, USA.

                                (hereinafter referred to as TIMERx Technologies)


AND

SANOFI WINTHROP INTERNATIONAL, a company incorporated under the laws of France, with registered office at 9 rue du President Salvador Allende, 94250, Gentilly, France.

                                             (hereinafter referred to as Sanofi)

TIMERx Technologies and Sanofi are defined hereinafter as the Parties.


WITNESSETH

WHEREAS, TIMERx Technologies and Sanofi entered into a Product Development, License and Supply Agreement on 28 February 1997 (hereafter the Agreement), for the development, registration, manufacture and sale of a controlled-release pharmaceutical containing nifedipine and Formulated TIMERx (hereinafter the Designated Product);

WHEREAS, Sanofi wishes to register and sell the Designated Product in South Korea, in addition to the countries already listed in the Agreement;

WHEREAS, TIMERx Technologies is willing to extend the Territory defined in the Agreement to South Korea.

NOW THEREFORE THE PARTIES HERETO AGREE AS FOLLOWS:

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                         ASTERISKS DENOTE SUCH OMISSIONS

ARTICLE 1

The definition of Territory at Article 1.27 of the Agreement is amended by the addition of South Korea.

ARTICLE 2

Exhibit 1.31 of the Agreement is amended by the addition of the following:

                  **************************************
                  **************************************
                  *************

ARTICLE 3

In consideration for the addition of South Korea to the Territory, Sanofi agrees to pay TIMERx Technologies a milestone fee of ********************************, payable within thirty (30) days of the signature of this amendment no. 1 by the Parties.

ARTICLE 4

All other terms of the Agreement shall remain the same and the Agreement as amended hereby shall continue in full force and effect between the Parties. The capitalised terms used herein shall have the same meaning as indicated in the Agreement.

IN WITNESS WHEREOF the presents have been executed in two original counterparts on September 1997.


TIMERx Technologies                          SANOFI WINTHROP INTERNATIONAL


/s/ John V. Talley, Jr.                      /s/ Jean-Claude Barassat

By: John V. TALLEY, Jr.                      By: Jean-Claude BARASSAT

Title: President                             Title: Chief Executive Officer